Exhibit 10.1

Execution Copy

AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Amendment to Loan and Security Agreement (this “Amendment”), dated as of September 1, 2017, is entered into among CCT SE I LLC, a Delaware limited liability company, as borrower (the “Company”); Corporate Capital Trust, Inc., as portfolio manager (the “Portfolio Manager”); State Street Bank and Trust Company (“State Street”), in its capacities as collateral agent (in such capacity, the “Collateral Agent”), collateral administrator (in such capacity, the “Collateral Administrator”) and securities intermediary (in such capacity, the “Securities Intermediary”); and JPMorgan Chase Bank, National Association, in its capacity as a lender (in such capacity, the “Lender”) and as administrative agent (in such capacity, the “Administrative Agent”). Reference is hereby made to the Loan and Security Agreement (as amended or modified from time to time, the “Loan and Security Agreement”), dated as of November 29, 2016, among parties hereto. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan and Security Agreement.

WHEREAS, the parties hereto are parties to the Loan and Security Agreement;

WHEREAS, the parties hereto desire to amend the terms of the Loan and Security Agreement in accordance with Section 10.05 thereof as provided for herein; and

ACCORDINGLY, the Loan and Security Agreement is hereby amended as follows:

SECTION 1. AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT

(a) The section “Certain Defined Terms” of the Loan and Security Agreement is hereby amended by inserting the following definitions:

“KKR Credit” means KKR Credit Advisors (US) LLC.

“KKR IAA” means an investment advisory agreement entered into between the Parent and KKR Credit pursuant to which KKR Credit (or its affiliate meeting the criteria specified in such agreement) will act as investment advisor to the Parent, including with respect to assets of the type which are or may be Portfolio Investments.

“KKR IAA Effective Date” means the date on which the KKR IAA is duly executed and delivered by all parties thereto and becomes effective by its terms.

(b) The definition of the term “Change of Control” in the Loan and Security Agreement is hereby amended by deleting clause (B) thereof and replacing it with the following “(B) prior to the KKR IAA Effective Date, CNL Fund Advisors Company or its Affiliates shall cease to be the investment advisor of the Parent.”

(c) Article VII of the Loan and Security Agreement is hereby amended by adding the words “prior to the KKR IAA Effective Date” at the beginning of clause (o) thereof.”

(d) Article VII of the Loan and Security Agreement is hereby amended by adding the following clause (q) thereto in alphabetical order:

“(q) On or after the KKR IAA Effective Date, KKR Credit (or its affiliate meeting the criteria specified in the KKR IAA) (i) resigns as investment advisor of the Parent under the KKR IAA, (ii) assigns any of its obligations or duties under the KKR IAA in contravention of the terms of the KKR IAA as in effect on the KKR IAA Effective Date or (iii) otherwise ceases to act as investment advisor to the Parent in accordance with the terms of the KKR IAA as in effect on the KKR IAA Effective Date, in each case, without the prior written consent of the Administrative Agent.”

SECTION 2. MISCELLANEOUS.

(a) The parties hereto hereby agree that, except as specifically amended herein, the Loan and Security Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan and Security Agreement, or constitute a waiver of any provision of any other agreement.

(b) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(c) This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

(d) This Amendment shall be effective as of the date of this Amendment first written above.

(e) The Collateral Agent, Collateral Administrator and Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, and the Collateral Agent, Collateral Administrator and Securities Intermediary shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Collateral Agent, Collateral Administrator and Securities Intermediary shall be entitled to the benefit of every provision of the Loan and Security Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent, Collateral Administrator and Securities Intermediary, including their right to be compensated, reimbursed and indemnified, whether or not elsewhere herein so provided. The Administrative Agent, by its signature hereto, authorizes and directs the Collateral Agent, Collateral Administrator and Securities Intermediary to execute this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CCT New York Funding LLC (f/k/a CCT SE I LLC), as Company
By:	Corporate Capital Trust, Inc., its Designated Manager

By:	/s/ Chirag J. Bhavsar
Name:	Chirag J. Bhavsar
Title:	Chief Operating Officer & Chief Financial Officer
CORPORATE CAPITAL TRUST, INC., as Portfolio Manager

By:	/s/ Chirag J. Bhavsar
Name:	Chirag J. Bhavsar
Title:	Chief Operating Officer & Chief Financial Officer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Luis Cerrotta
Name:	Luis Cerrotta
Title:	Executive Director
The Lenders
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Luis Cerrotta
Name:	Luis Cerrotta
Title:	Executive Director

STATE STREET BANK AND TRUST COMPANY, as Collateral Agent

By:	/s/ D. Scott Berry
Name:	D. Scott Berry
Title:	Vice President
STATE STREET BANK AND TRUST COMPANY, as Intermediary

By:	/s/ D. Scott Berry
Name:	D. Scott Berry
Title:	Vice President
STATE STREET BANK AND TRUST COMPANY, as Collateral Administrator

By:	/s/ D. Scott Berry
Name:	D. Scott Berry
Title:	Vice President